Exhibit 10.40

AMENDMENT TO SECTION 2.01

WHEREAS, Bioceutix, Inc. (“Bioceutix”), the successor to MDF Acquisition Corp., acquired from Allergan, Inc. certain rights of Allergan, Inc. pursuant to a license agreement with TriStrata Technology, Inc. (“TTI”) with an effective date of July 15, 1999 (the “July 15, 1999 License Agreement”); and

WHEREAS, Bare Escentuals and Bioceutix, as wholly owned subsidiaries of MD Beauty, Inc., have entered into a business combination as more fully set forth in the Agreement and Plan of Merger and documents relating thereto; and

WHEREAS, TTI was asked to give its consent to an assignment of the July 15, 1999 License Agreement from Bioceutix to MD Beauty, Inc., which consent was given by a certain “CONSENT TO ASSIGNMENT AND AMENDMENT TO SECTION 2.01” executed by TTI on January 22, 2002 (hereinafter the “First Amendment”); and

WHEREAS, TTI and MD Beauty, Inc. further amended the July 15, 1999 License Agreement, as amended by the First Amendment, on the terms and conditions stated in a certain “AMENDMENT TO SECTIONS 2.01, 2.02, 2.03, 2.04, 4.01 AND 4.03” executed by TTI on March 7, 2003 (hereinafter the “Second Amendment”); and

WHEREAS, TTI and MD Beauty, Inc. desire to amend further the July 15, 1999 License Agreement, as amended by the First Amendment and the Second Amendment, on the further terms and conditions stated herein;

NOW THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.                          Section 2.01(a) of the July 15, 1999 License Agreement is hereby amended to state:

2.01(a) “Excluded Channel of Trade” with respect to products containing glycolic acid shall mean the multi-level and direct door-to-door markets.

2.                          All other provisions of the July 15, 1999 License Agreement remain in full force and effect.

LICENSOR		LICENSEE
TRISTRATA TECHNOLOGY, INC.		MD BEAUTY, INC.

By:	/s/ [ILLEGIBLE]	By:	/s/ Leslie Blodgett
Title:	Vice President	Title:	President
Dated:	October 2, 2003	Dated:	August 6, 2003
Attest:	/s/ [ILLEGIBLE]	Attest:	/s/ [ILLEGIBLE]